SECOND AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT, dated this _____ day of April 2014, is made by and between The Connecticut Water Company, a Connecticut corporation having its principal place of business in Clinton, Connecticut (“Company”), Connecticut Water Service, Inc., a Connecticut corporation and holder of all of the outstanding capital stock of Company (“Parent”), and ____________, a resident of ________, Connecticut (“Employee”),

W I T N E S S E T H:

WHEREAS, the Employee, Company and Parent entered into an amended and restated Employment Agreement in December 2008; and

WHEREAS, the Employee, Company and Parent, entered into a First Amendment to the Employment Agreement on January 23, 2013; and

WHEREAS, the parties wish to further amend the Agreement in the particulars set forth below;

NOW, THEREFORE, Company, Parent and Employee agree as follows:

1.Subparagraph (g) of Paragraph 5 of the Agreement entitled “Stay-on Bonus” is hereby deleted in its entirety.

2.    Except as hereinabove modified and amended, the Agreement shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, Company and Parent have caused this Agreement to be executed by an authorized officer, and Employee has hereunto set Employee’s hand.

THE CONNECTICUT WATER COMPANY

                        By
Date

CONNECTICUT WATER SERVICE, INC.

                        By
Date

Date                        Executive